                                                              September 30, 1996

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund, Inc. ("HLGF" or the "Fund") for the year ended August 31, 1996.

Net assets of the Fund reached a record level of $467 million in April and have since settled around $425 million. This compares favorably to net assets of $336 million one year ago. The average seven day yield ranged from 4.61% to 5.06% during the year. Distributions of $.048527 were paid which is equivalent to a 4.85% yield; for those shareholders in the dividend reinvestment plan, this equates to a compound annual yield of 4.96%. As of the date of this letter, the current seven day yield was 4.80%.

The narrow yield spread of less than 50 basis points during the year is indicative of the Federal Reserve's (the "Fed's") relative inaction during this period. The federal funds rate and the discount rate were each cut one quarter of a point at the end of January. Strong economic data and fears of inflation led many to believe the Fed would raise rates several times this year. But a rate increase has so far failed to materialize.

Two key economic reports recently released for August indicated less consumer spending and lower inflation than expected. This economic data helped push the Dow Jones Industrial Average (the "DJIA") and the Standard & Poor's 500 to record high levels on September 13, 1996 and again on September 16, 1996. These reports suggest an economic slow-down is occurring which would lessen the Fed's impetus to raise short term interest rates. Many feel the Fed will not take any action until after the November elections, if then.

With the congressional and presidential elections just about a month away, investors will be hearing about each candidate's position on key economic issues. Federal initiatives regarding taxes and spending do affect the economy but growth is greatly influenced by the actions and policies of the Fed which will be controlled by current chairman Alan Greenspan through most of the next administration. His term runs through the spring of the year 2000. An important question yet to be decided is whether the Fed will significantly raise interest rates to control inflation.

Of the money market funds that report to IBC Financial Data, Inc., net assets of taxable money market funds for the period August 1995-August 1996 increased 18% while net assets of funds that invest in government and agency securities increased 14%. We feel HLGF's greater increase in net assets of 27% is attributable to several factors of which HLGF's competitive yield and quality conscious investment strategy are primary.

As shown on the enclosed Schedule of Investments, HLGF was 100% invested in securities of the Federal Farm Credit Banks, the Federal Home Loan Banks and the Student Loan Marketing Association at August 31, 1996. HLGF is one of only a few money market funds to invest exclusively in such high quality securities. In addition to credit quality, these securities allow the Fund to pass on income to its shareholders which is exempt from state income tax in all states. The percentage of dividends paid by HLGF that is exempt from state income tax varies from year to year. While there is no guarantee, with just three months remaining in calendar 1996, we anticipate that 100% of the dividends paid by HLGF will be exempt from state income tax in all states. An insert with the exact percentage for 1996 will be sent with your 1996 Form 1099-Div.

By now, you should have received notice that your HLGF account number has changed. For those shareholders with checkwriting you will be receiving a new supply of checks imprinted with your new account number. Upon receipt of your new checks, please discard any unused checks you may have with your old account number. Should you have any questions about this, please contact your Hilliard Lyons financial consultant.

The coming year should be an interesting one for the financial markets and their participants. We are currently in the longest bull market in this century. In the last year and a half, the DJIA has advanced about 50%. Since the beginning of 1988 (only eight years ago) it has tripled and since the end of 1982 (14 years ago) it is up about six fold. This remarkable performance seems unsustainable to us because it is running so far ahead of longer term historical reality. Nonetheless, the world is continuing to grow, governments are undisciplined and tend to follow inflationary policies, and the "numbers" keep rising. Sooner or later, the general price level is likely to rise and with it some elevation of interest rates.

/s/ DONALD F. KOHLER
DONALD F. KOHLER            /s/ JOSEPH C. CURRY, JR.     /s/ DIANNA P. WENGLER
Chairman                    JOSEPH C. CURRY, JR.         DIANNA P. WENGLER
                            President                    Vice President and
                                                          Treasurer

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                AUGUST 31, 1996

  PRINCIPAL                             PURCHASE MATURITY
   AMOUNT                                YIELD     DATE     VALUE
 -----------                            -------- -------- ----------
              U.S. GOVERNMENT AGENCY
             OBLIGATIONS -- 100.2%
 $ 8,500,000 Federal Farm Credit Bank    5.448%  09/03/96 $8,497,497
             Student Loan Marketing
   4,765,000 Association                 5.249   09/03/96  4,763,634
   8,000,000 Federal Home Loan Bank      5.390   09/04/96  7,996,513
   9,000,000 Federal Home Loan Bank      5.390   09/05/96  8,994,770
   6,000,000 Federal Home Loan Bank      5.313   09/06/96  5,995,658
   7,500,000 Federal Farm Credit Bank    5.443   09/09/96  7,491,200
  13,000,000 Federal Farm Credit Bank    5.444   09/10/96 12,982,775
   6,000,000 Federal Home Loan Bank      5.465   09/11/96  5,991,150
             Student Loan Marketing
  12,000,000 Association                 5.313   09/12/96 11,980,933
  10,000,000 Federal Home Loan Bank      5.397   09/17/96  9,976,622
   5,975,000 Federal Home Loan Bank      5.478   09/18/96  5,959,990
   4,000,000 Federal Farm Credit Bank    5.440   09/18/96  3,989,989
   5,000,000 Federal Farm Credit Bank    5.459   09/23/96  4,983,775
   4,000,000 Federal Home Loan Bank      5.405   09/23/96  3,987,118
   5,500,000 Federal Farm Credit Bank    5.299   09/24/96  5,481,798
  11,000,000 Federal Home Loan Bank      5.246   09/25/96 10,962,233
  10,000,000 Federal Farm Credit Bank    5.462   09/26/96  9,963,195
   8,500,000 Federal Farm Credit Bank    5.462   09/27/96  8,467,464
   8,000,000 Federal Farm Credit Bank    5.416   09/30/96  7,965,973
  12,000,000 Federal Home Loan Bank      5.542   10/03/96 11,942,613
  10,000,000 Federal Farm Credit Bank    5.476   10/07/96  9,946,900
  10,000,000 Federal Home Loan Bank      5.517   10/08/96  9,945,014
  10,000,000 Federal Home Loan Bank      5.518   10/09/96  9,943,528
   5,000,000 Federal Farm Credit Bank    5.535   10/10/96  4,970,913
   5,500,000 Federal Home Loan Bank      5.528   10/15/96  5,463,969
  10,000,000 Federal Home Loan Bank      5.492   10/16/96  9,933,375
   4,500,000 Federal Home Loan Bank      5.492   10/17/96  4,469,295
   7,000,000 Federal Farm Credit Bank    5.507   10/18/96  6,951,290
   7,500,000 Federal Home Loan Bank      5.493   10/21/96  7,444,479
   5,000,000 Federal Farm Credit Bank    5.461   10/22/96  4,962,458
  13,500,000 Federal Home Loan Bank      5.502   10/23/96 13,395,870
  10,000,000 Federal Home Loan Bank      5.298   10/28/96  9,918,300
   9,780,000 Federal Home Loan Bank      5.417   10/29/96  9,697,120
   8,000,000 Federal Farm Credit Bank    5.395   10/30/96  7,931,298
   7,700,000 Federal Home Loan Bank      5.397   11/01/96  7,631,372
   8,000,000 Federal Farm Credit Bank    5.400   11/05/96  7,924,311
  11,000,000 Federal Home Loan Bank      5.377   11/06/96 10,894,730
   8,060,000 Federal Farm Credit Bank    5.352   11/07/96  7,981,847
  13,000,000 Federal Farm Credit Bank    5.569   11/12/96 12,860,120

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                AUGUST 31, 1996

 PRINCIPAL                                   PURCHASE MATURITY
   AMOUNT                                     YIELD     DATE      VALUE
 ----------                                  -------- -------- ------------
  6,000,000 Federal Home Loan Bank            5.347   11/13/96    5,936,855
  5,000,000 Federal Home Loan Bank            5.348   11/15/96    4,945,938
 10,000,000 Federal Home Loan Bank            5.325   11/20/96    9,885,111
 10,000,000 Federal Farm Credit Bank          5.349   11/21/96    9,883,225
  3,000,000 Federal Farm Credit Bank          5.330   11/25/96    2,963,379
  6,000,000 Federal Farm Credit Bank          5.368   11/26/96    5,925,323
  7,000,000 Federal Farm Credit Bank          5.338   11/27/96    6,912,372
  5,000,000 Federal Home Loan Bank            5.432   12/03/96    4,932,188
  8,500,000 Federal Farm Credit Bank          5.332   12/11/96    8,376,948
  6,500,000 Federal Home Loan Bank            5.613   12/23/96    6,389,825
  7,500,000 Federal Home Loan Bank            5.713   01/02/97    7,359,831
  9,000,000 Federal Home Loan Bank            5.682   01/09/97    8,822,875
  8,000,000 Federal Home Loan Bank            5.424   01/10/97    7,848,040
 12,000,000 Federal Home Loan Bank            5.449   01/15/97   11,762,453
  6,000,000 Federal Home Loan Bank            5.476   01/27/97    5,870,500
                                                               ------------
            TOTAL U. S. GOVERNMENT AGENCY
            OBLIGATIONS (amortized cost --
            $428,455,952)                                       428,455,952
                                                               ------------
            TOTAL INVESTMENTS (100.2%) (cost --
            $428,455,952*)                                     $428,455,952
                                                               ============

* Also represents cost for federal income tax purposes.
The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.


                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

ASSETS
 Investments in money market instruments, at value:
  United States Government Agency Obligations, at value (amortized cost--$428,455,952)............................................  $428,455,952
                                                                    ------------
   Total Investments..............................................   428,455,952
 Cash.............................................................       117,203
 Prepaid expenses.................................................         2,222
                                                                    ------------
   TOTAL ASSETS...................................................   428,575,377
LIABILITIES
 Dividends payable................................................       900,472
 Due to J.J.B. Hilliard, W.L. Lyons, Inc.--Note B.................       144,425
 Miscellaneous accrued expenses...................................        36,096
                                                                    ------------
   TOTAL LIABILITIES..............................................     1,080,993
                                                                    ------------
 NET ASSETS (equivalent to $1.00 per share; 800,000,000 shares authorized and 427,494,384 shares issued and outstanding)--Note
  C...............................................................  $427,494,384
                                                                    ============

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME
 Interest income..................................................  $ 22,473,524
EXPENSES
 Investment Advisory fee--Note B..................................     1,660,231
 Transfer agent fees..............................................       581,335
 Custodian fees...................................................        91,305
 Filing fees......................................................        81,840
 Legal and Audit fees.............................................        35,768
 Insurance expense................................................        33,611
 Printing and other expenses......................................        27,069
 Directors' fees..................................................        13,604
                                                                    ------------
  Total expenses..................................................     2,524,763
                                                                    ------------
  Net investment income...........................................    19,948,761
                                                                    ------------
  Net increase in net assets resulting from operations............  $ 19,948,761
                                                                    ============

                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

INCREASE IN NET ASSETS:                               YEAR ENDED AUGUST 31,
                                                       1996           1995
                                                   -------------  -------------
FROM OPERATIONS
 Net investment income............................  $ 19,948,761   $ 13,049,588
                                                   -------------  -------------
  Net increase in net assets resulting from
   operations.....................................    19,948,761     13,049,588
 Dividends to shareholders ($.048527 and $.049286
  per share, respectively)........................ (  19,948,761) (  13,049,588)
                                                   -------------  -------------
 Undistributed net investment income..............             0              0
                                                   -------------  -------------
FROM CAPITAL SHARE TRANSACTIONS
 Net capital share transactions (at $1.00 per
  share)--Note C..................................    91,717,907    125,124,834
NET ASSETS
 Beginning of year................................   335,776,477    210,651,643
                                                   -------------  -------------
 End of year......................................  $427,494,384   $335,776,477
                                                   =============  =============

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                     YEAR ENDED AUGUST 31,
                            1996      1995      1994      1993      1992
                          --------  --------  --------  --------  --------
Net asset value,
 Beginning of Year......  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          --------  --------  --------  --------  --------
Net Investment income...       .05       .05       .03       .03       .04
                          --------  --------  --------  --------  --------
 Total From Investment
  Operations............       .05       .05       .03       .03       .04
Less Distributions:
 Dividend Distributions.  (    .05) (    .05) (    .03) (    .03) (    .04)
                          --------  --------  --------  --------  --------
 Total Distributions....  (    .05) (    .05) (    .03) (    .03) (    .04)
                          --------  --------  --------  --------  --------
Net asset value, End of
 Year...................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                          ========  ========  ========  ========  ========
Number of shares
 outstanding (000's
 omitted)...............   427,494   335,776   210,652   221,050   234,600
Total Investment Return.      4.96%     5.04%     2.85%     2.54%     3.87%
SIGNIFICANT RATIOS AND
 SUPPLEMENTAL DATA
 Net assets, End of Year
  (000's omitted).......  $427,494  $335,776  $210,652  $221,050  $234,600
 Operating expenses to
  average net assets....       .61%      .72%      .75%      .71%      .68%
 Net investment income
  to average net assets.      4.84%     4.97%     2.80%     2.51%     3.80%


                       See notes to financial statements.

                      HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund employs the amortized cost method of security val-uation for U.S. Government securities which, in the opinion of the Board of Di-rectors, represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.
The Fund values repurchase agreements at cost and accrues interest into inter-est receivable. Normally, repurchase agreements are not subject to trading. Re-purchase agreements are fully collateralized by U.S. Treasury and U.S. Govern-ment Agency obligations valued at bid prices plus accrued interest. U.S. Trea-sury and U.S. Government Agency obligations pledged as collateral for repur-chase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceed-ings.

FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of fed-eral income tax liability.

DIVIDENDS TO SHAREHOLDERS: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.
The Fund's net investment income for dividend purposes includes accrued inter-est and accretion of original issue and market discounts earned and amortiza-tion of premiums, plus or minus any net realized gain or loss on portfolio se-curities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

INVESTMENT TRANSACTIONS: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost.
The Fund may enter into repurchase agreements with financial institutions, deemed to be credit worthy by J.J.B. Hilliard, W.L. Lyons, Inc. (the "Advis-er"), subject to the seller's agreement to repurchase and the Fund's agreement to sell such security at a mutually agreed upon date and price.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B--INVESTMENT ADVISORY AGREEMENT

On September 21, 1995, the Fund renewed its investment advisory agreement with the Adviser. Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the pur-chase and sale of securities in accordance with the Fund's investment objec-tives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board of Directors. For the services the Adviser ren-ders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid month-ly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reim-bursement required for the year ended August 31, 1996.
No compensation is paid by the Fund to officers of the Fund and Directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $2,000, a fee of $500 for each Board of Directors or commit-tee meeting attended, and all expenses the Directors incur in attending meet-ings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 1996, there were 800,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $427,494,384. Transactions in Fund shares at $1.00 per share were as follows:

                                     YEAR ENDED AUGUST 31,       ---
                                      1996            1995
                                 --------------  --------------
Shares sold                       1,341,481,777   1,027,556,685
Shares issued to
 shareholders
 in reinvestment of
 dividends                           19,471,857      12,403,090
                                 --------------  --------------
                                  1,360,953,634   1,039,959,775
Less shares
 repurchased                     (1,269,235,727) (  914,834,941)
                                 --------------  --------------
 Net increase in capital shares      91,717,907     125,124,834
                                 ==============  ==============

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Shareholders
Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Hilliard-Lyons Government Fund, Inc., including the schedule of investments, as of August 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard-Lyons Government Fund, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                          /s/ Ernst & Young LLP
Louisville, Kentucky
September 13, 1996

                      HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                       INVESTMENT ADVISER AND DISTRIBUTOR

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400

                          CUSTODIAN AND TRANSFER AGENT

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                             400 West Market Street
                           Louisville, Kentucky 40202

                                 LEGAL COUNSEL

                           Brown, Todd & Heyburn PLLC
                             3200 Providian Center
                           Louisville, Kentucky 40202

                             DIRECTORS AND OFFICERS

                               BOARD OF DIRECTORS
                              Joseph C. Curry, Jr.
                              J. Henning Hilliard
                                Donald F. Kohler
                                Samuel G. Miller
                               Gilbert L. Pamplin
                                Dillman A. Rash
                                J. Robert Shine

                                    OFFICERS
                          Donald F. Kohler - Chairman

                        Joseph C. Curry, Jr. - President

                Dianna P. Wengler - Vice President and Treasurer

                         Michael L. Howard - Secretary

                                 HILLIARD-LYONS
                             GOVERNMENT FUND, INC.
                                 ANNUAL REPORT
                                AUGUST 31, 1996





                      [HILLIARD-LYONS LOGO APPEARS HERE]